EXHIBIT 24

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register $2,000,000.00 worth of deferred compensation obligations to be issued pursuant to the Spartan Stores, Inc. Supplemental Executive Savings Plan and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

December 12, 2001	/s/Elson S. Floyd
Signature

Elson S. Floyd, Ph.D.
Name

Director
Title

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register $2,000,000.00 worth of deferred compensation obligations to be issued pursuant to the Spartan Stores, Inc. Supplemental Executive Savings Plan and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

December 12, 2001	/s/Richard B. Iott
Signature

Richard B. Iott
Name

Director
Title

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register $2,000,000.00 worth of deferred compensation obligations to be issued pursuant to the Spartan Stores, Inc. Supplemental Executive Savings Plan and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

December 12, 2001	/s/Gregory P. Josefowicz
Signature

Gregory P. Josefowicz
Name

Director
Title

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register $2,000,000.00 worth of deferred compensation obligations to be issued pursuant to the Spartan Stores, Inc. Supplemental Executive Savings Plan and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

December 12, 2001	/s/Joel A. Levine
Signature

Joel A. Levine
Name

Director
Title

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register $2,000,000.00 worth of deferred compensation obligations to be issued pursuant to the Spartan Stores, Inc. Supplemental Executive Savings Plan and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

December 12, 2001	/s/Elizabeth A. Nickels
Signature

Elizabeth A. Nickels
Name

Director
Title

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register $2,000,000.00 worth of deferred compensation obligations to be issued pursuant to the Spartan Stores, Inc. Supplemental Executive Savings Plan and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

December 12, 2001	/s/Russell H. VanGilder, Jr.
Signature

Russell H. VanGilder, Jr.
Name

Director
Title